UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019 (August 15, 2019)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Riot Blockchain, Inc. (“Riot” or the “Company”), terminated the Executive Employment Agreement (the “Employment Agreement”), by and between the Company and Mr. Robby Chang, the Company’s Chief Financial Officer (“CFO”) effective August 15, 2019. Mr. Chang’s termination was without cause as provided under the Employment Agreement.

Effective August 15, 2019, immediately following Mr. Chang’s termination, the Company appointed Mr. Jeffrey G. McGonegal, 67, to the role of CFO on an interim basis while the Company conducts a search for a permanent successor CFO. Mr. McGonegal has been with the Company for over a decade and he brings a wealth of public company executive and financial reporting experience to the position of CFO. Mr. McGonegal had previously served as the Company’s CFO prior to transitioning to an advisory role and then to his current role as the Company’s Chief Executive Officer (“CEO”). Mr. McGonegal will continue to serve as the Company’s CEO and his appointment as CFO on an interim basis comes without change to the executive employment agreement by and between Mr. McGonegal and the Company as previously disclosed on the Company’s current report on Form 8-K filed on February 11, 2019.

Item 7.01	Regulation FD Disclosure.

Riot’s press release, dated August 15, 2019, announcing the departure of its CFO, Mr. Chang, and the subsequent appointment of Mr. McGonegal as its CFO on an interim basis is furnished as Exhibit 99.1 to this report.

The information in Item 7.01 of this report is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: August 15, 2019	By:	/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal
Chief Executive Officer